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                                                                   EXHIBIT 23(c)

                        CONSENT OF JOHN A. RASMUSSEN, JR.
                        ---------------------------------


I consent to the incorporation by reference in this registration statement of my opinion dated November 1, 1996 which was attached as Exhibit 5(a) to the registration statement (No. 333-15387) filed by MidAmerican Energy Company with the Securities and Exchange Commission on November 1, 1996.

/s/ John A. Rasmussen
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John A. Rasmussen, Jr.

July 3, 2000